UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MERCANTILE FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Mercantile Funds, Inc.

September 13, 2007

Dear Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders of two series of Mercantile Funds, Inc., the Limited Maturity Bond Fund and the Total Return Bond Fund (each a "Fund" and collectively the "Funds") to vote on an important proposal affecting each Fund: to approve a new investment sub-advisory agreement between the Funds' investment adviser, Mercantile Capital Advisors, Inc. ("Mercantile" or the "Adviser") and Boyd Watterson Asset Management, LLC ("Boyd Watterson").

As discussed in more detail in the enclosed Proxy Statement, the current investment sub-advisory agreement will terminate in mid-October 2007 due to a proposed change in ownership of Boyd Watterson (the "Proposed Transaction"). To avoid disruption of the Funds' investment management program, the Board of Directors of the Funds (the "Board") approved proposed interim and new sub-advisory agreements for the Funds on August 17, 2007. The interim sub-advisory agreement will become effective if the Proposed Transaction is consummated prior to shareholder approval of a new sub-advisory agreement, and provides that, during the interim period, and until shareholder approval of a new sub-advisory agreement, Boyd Watterson will continue to act as sub-adviser to the Funds on substantially the same terms and with the same fee structure as the current investment sub-advisory agreement. The proposed new sub-advisory agreement is substantially identical to the current sub-advisory agreement and would simply continue the relationship between Boyd Watterson and the Funds. Approval of the new sub-advisory agreement will not result in any change in the amount of fees you pay as a shareholder in either Fund. The Board believes that the proposal is in the Funds' and your best interests.

The following are important facts about the new sub-advisory agreement:

•  The number of shares you own and the value of those shares are not affected.

•  The advisory fees applicable to your Fund have not increased.

•  The investment objectives and polices of your Fund have not changed.

The question and answer section that begins on the front cover of the Proxy Statement discusses the proposal that requires shareholder approval. The Proxy Statement itself provides greater detail about the proposal, why it is being made and how it applies to your Fund. The Board of Directors recommends that you read the enclosed materials carefully and vote in favor of the proposal.

You may choose one of the following options to vote:

•  Mail: Complete and return the enclosed proxy card(s).

•  Internet: Access the Web site shown on your proxy card(s) and follow the online instructions.

•  Telephone (automated service): Call the toll-free number shown on your proxy card(s) and follow the recorded instructions.

•  Telephone (to speak to a representative of the Funds' proxy solicitor): 1-800-714-3305 (toll-free).

•  In person: Attend the special shareholder meeting on October 12, 2007.

Your vote is very important to us. Whichever method you choose, please be sure to cast your vote as soon as possible. Even if you plan to attend the special meeting of shareholders, you can vote in advance using one of the other methods.

If we do not hear from you by October 1, 2007, our proxy solicitor may contact you. Thank you for your response and for your continued investment with the Funds.

  Respectfully,

  Kevin A. McCreadie
  President

IMPORTANT INFORMATION
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matter affecting your Fund which requires a shareholder vote.

Questions & Answers

Q.  Why am I receiving this proxy statement?

A.  The sub-advisory agreement between Mercantile Capital Advisors, Inc. (the "Adviser" or "Mercantile") and Boyd Watterson Asset Management, LLC ("Boyd Watterson") regarding management of the Limited Maturity Bond Fund and the Total Return Bond Fund (each a "Fund" and collectively the "Funds"), is expected to terminate because a company formed by certain members of Boyd Watterson's management plans to purchase all of Boyd Watterson's shares from its ultimate parent, The PNC Financial Services Group, Inc. ("PNC"). This change in control would be considered to be an assignment, automatically terminating the sub-advisory agreement between the Adviser and Boyd Watterson in accordance with the Investment Company Act of 1940, as amended, which regulates investment companies in the United States such as the Funds. Upon consummation of the Proposed Transaction, Boyd Watterson will continue to provide investment advisory services to the Funds pursuant to an agreement approved by the Funds' Board of Directors on August 17, 2007. The Board of Directors, including those who are not affiliated with the Adviser, Mercantile Bankshares, or PNC, recommends that you vote FOR the approval of the new sub-advisory agreement.

Q.  What will happen if shareholders do not approve the new sub-advisory agreement?

A.  If shareholders do not approve the new sub-advisory agreement and the Proposed Transaction occurs, then your Fund's sub-advisory agreement will terminate upon the date of the consummation of the Proposed Transaction, and the Board of Directors will consider other alternatives and will make such arrangements for the management of each Fund's investments as it deems appropriate and in the best interests of each Fund, including (without limitation) entering into an interim sub-advisory agreement that will be effective for up to 150 days following the date of the consummation of the Proposed Transaction, or the recommendation of one or more other advisers, subject to approval by the Directors and Fund shareholders.

Q.  How does the assignment affect my Fund?

A.  Your Fund and its respective investment objectives and policies have not changed. You will still own the same number of shares in the same Fund and the value of your investment did not change. The new sub-advisory agreement contains substantially similar terms and conditions as the prior sub-advisory agreement and is discussed in more detail in the enclosed Proxy Statement.

Q.  Will the investment advisory fee rate be the same upon approval of the new sub-advisory agreement?

A.  Yes, the investment advisory fee rate applicable to your Fund under the new sub-advisory agreement will be the same as the rate in effect prior to the assignment.

Q.  How does my Fund's Board recommend that I vote?

A.  After careful consideration, the members of the Board of Directors, including those Directors who are not affiliated with Boyd Watterson, the Adviser or PNC, recommend that you vote in favor of the new sub-advisory agreement. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under "Board Approval and Recommendation."

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Q.  Will my Fund pay for the proxy solicitation and related legal costs?

A.  No. PNC has agreed to bear these costs.

Q.  How can I vote my shares?

A.  You may choose from one of the following options, as described in more detail on the proxy card(s):

•  By mail, using the enclosed proxy card(s) and return envelope;

•  By telephone, using the toll free number on your proxy card(s);

•  Through the Internet, using the website address on your proxy card(s); or

•  In person at the shareholder meeting.

Q.  Whom should I call for additional information about this proxy statement?

A.  Please call D.F. King & Co., Inc., the Funds' proxy solicitor at 1-800-714-3305.

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Mercantile Funds, Inc.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Mercantile Funds, Inc. (the "Company"), regarding two series of the Company sub-advised by Boyd Watterson, the Limited Maturity Bond Fund and the Total Return Bond Fund (each a "Fund" and collectively the "Funds"), will be held at the offices of Mercantile Capital Advisors, Inc., Two Hopkins Plaza, 2nd Floor, Baltimore, Maryland, on October 12, 2007, at 10:00 a.m., Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

PROPOSAL:  For the shareholders of the Funds, to approve a new sub-advisory agreement between Mercantile Capital Advisors, Inc. and Boyd Watterson Asset Management, LLC regarding the Limited Maturity Bond Fund and the Total Return Bond Fund.

The Board of Directors of Mercantile Funds, Inc. recommends that shareholders vote FOR this Proposal.

Holders of record of shares of the Funds at the close of business on August 20, 2007 are entitled to vote at the Meeting and at any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors,

Jennifer E. Vollmer
Secretary

September 13, 2007

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY

A Shareholder may think that his or her vote is not important, but it is vital. We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

September 13, 2007  Mercantile Funds, Inc.

Two Hopkins Plaza
Baltimore, Maryland 21201

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Directors of Mercantile Funds, Inc. for voting at a Special Meeting of Shareholders (the "Meeting") to be held on October 12, 2007, at 10:00 a.m. Eastern Time, at the offices of Mercantile Capital Advisors, Inc., the Funds' investment adviser ("Mercantile"), Two Hopkins Plaza, 2nd Floor, Baltimore, Maryland. Mercantile Funds, Inc. is an open-end management investment company, organized as a Maryland corporation and is comprised of 14 series, including the Limited Maturity Bond Fund and the Total Return Bond Fund. As used in this Proxy Statement, the Limited Maturity Bond Fund and the Total Return Bond Fund are referred to as "Funds," and the Funds' shares are referred to as "Shares."

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about September 13, 2007, or as soon as practicable thereafter. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, telegraph, or personal interview. If votes are recorded by telephone, the proxy solicitor will use procedures designed to authenticate shareholders' identities to allow shareholders to authorize the voting of their Shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by The PNC Financial Services Group, Inc. D.F. King & Co., Inc. has been hired to assist in the proxy solicitation. Estimated proxy solicitation expenses total approximately $3,000-$5,000. In addition to the solicitation by mail, certain officers and representatives of the Company, officers and employees of Mercantile and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile, letter or other electronic means.

A proxy is enclosed with respect to the Shares you own in each Fund. If you return a properly executed proxy, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote and each fractional Share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Funds a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If you need additional copies of this Proxy Statement, please contact D.F. King & Co., Inc., the Funds' proxy solicitor at 1-800-714-3305. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Funds in writing at Two Hopkins Plaza, Baltimore, Maryland 21201 or call 1-800-551-2145.

For a free copy of the Funds' annual report dated May 31, 2007, write the Funds at Two Hopkins Plaza, Baltimore, Maryland 21201, call 1-800-551-2145, or log-on to www.mercantilefunds.com.

PROPOSAL

APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN
MERCANTILE CAPITAL ADVISORS, INC. AND BOYD WATTERSON ASSET MANAGEMENT, LLC

The Board of Directors recommends that shareholders of each Fund vote FOR the approval of the New Sub-Advisory Agreement between Mercantile Capital Advisors, Inc. and Boyd Watterson Asset Management, LLC

At the Meeting, shareholders of each Fund will be asked to approve a new sub-advisory agreement between Mercantile Capital Advisors, Inc. (the "Adviser" or "Mercantile") and Boyd Watterson Asset Management, LLC ("Boyd Watterson"). The new sub-advisory agreement ("New Sub-Advisory Agreement") contains substantially the same terms and conditions as the prior sub-advisory agreement (the "Prior Sub-Advisory Agreement") which was originally entered into on July 19, 2007, with the exception of the execution, commencement and expiration dates. The Funds' Board of Directors recently approved the Prior Sub-Advisory Agreement on May 18, 2007 and shareholders of the Funds approved the Prior Sub-Advisory Agreement at a Special Meeting of Shareholders on July 19, 2007. As discussed more fully below, approval of the New Sub-Advisory Agreement, which provides for the same services and the same fees as the Prior Sub-Advisory Agreement, is necessary due to a proposed change in control of Boyd Watterson.

Background

To avoid disruption of the Funds' investment management program, the Board of Directors approved an interim sub-advisory agreement ("Interim Sub-Advisory Agreement") on August 17, 2007. The Interim Sub-Advisory Agreement will become effective if the Proposed Transaction is consummated prior to shareholder approval of a new sub-advisory agreement and would remain in effect (unless sooner terminated) until shareholders of the Funds either approve or disapprove of the New Sub-Advisory Agreement or 150 days following the date of the consummation of the Proposed Transaction, whichever is sooner.

The form of the New Sub-Advisory Agreement is attached hereto as Exhibit A. The terms of the New Sub-Advisory Agreement are substantially similar to the terms of the Prior Sub-Advisory Agreement. The material terms of the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement are compared below in "Summary of the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement."

If a Fund's shareholders do not approve the New Sub-Advisory Agreement at the Meeting or at an adjournment of the Meeting, then Boyd Watterson will no longer be the sub-adviser of each Fund, in which case the Board of Directors will consider other alternatives and will make such arrangements for the management of each Fund's investments as it deems appropriate and in the best interests of each Fund, including (without limitation) entering into an interim sub-advisory agreement that will be effective for up to 150 days following the date of the consummation of the Proposed Transaction, or the recommendation of one or more other advisers, subject to approval by the Directors and Fund shareholders.

Information about Boyd Watterson

Boyd Watterson is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Boyd Watterson's principal offices are located at 1801 East Ninth St., Suite 1400, Cleveland, Ohio 44114. Boyd Watterson is an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc ("PNC"). PNC is a financial holding company, whose principal offices are located at One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222. As of August 31, 2007, there were no holders of record or beneficial ownership of 10% or more of any class of issued and outstanding voting securities of PNC.

Through their indirect ownership by PNC, Boyd Watterson and the Adviser are affiliated. As of July 31, 2007, Boyd Watterson managed $3.0 billion in assets. Upon consummation of the Proposed Transaction, Boyd Watterson will no longer be indirectly owned by or affiliated with PNC or the Adviser. However, the principal management of Boyd Watterson will remain the same, and the portfolio management team for the Funds will not change upon consummation of the Proposed Transaction.

Each Fund is sub-advised by a team of investment professionals at Boyd Watterson who collaborates to develop and implement each Fund's investment strategy. Each team member has designated research and sector coverage responsibilities, and the team makes collective decisions regarding each Fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques and portfolio risk assessment. Brian L. Gevry, James R. Shirak and David M. Dirk comprise the portfolio management team for each of the Funds. The team has managed the Funds since 2003.

Mr. Gevry, CFA, is the Chief Executive Officer and Co-Chief Investment Officer and has been with Boyd Watterson and its predecessors since 1991. Mr. Shirak is an Executive Vice President and the Lead Fixed Income Strategist and has been with Boyd Watterson since 2000. He has 43 years of investment experience. Mr. Dirk, CFA, is a Senior Vice President and a Senior Strategist and has been with Boyd Watterson and its predecessors since 1996.

Compensation Paid to Boyd Watterson

In return for the services provided by Boyd Watterson as sub-adviser, Mercantile pays Boyd Watterson a fee, which is calculated daily and paid quarterly. The table below lists the fees charged under the Prior Sub-Advisory Agreement and the sub-advisory fees Mercantile paid to Boyd Watterson for the fiscal year ended May 31, 2007. The sub-advisory fee rates paid by Mercantile under the New Sub-Advisory Agreement are the same as the fee rates paid under the Prior Sub-Advisory Agreement.

Fund	Sub-Advisory Fee	Sub-Advisory Fees Paid to Boyd Watterson by Mercantile
Limited Maturity Bond Fund	0.20% on Fund's average net assets up to $140,403,000 0.30% on Fund's average net assets greater than $140,403,000 and up to $1 billion 0.17% on Fund's average net assets greater than $1 billion	$258,357.26
Total Return Bond Fund	0.20% on Fund's average net assets up to $144,344,000 0.30% on Fund's average net assets greater than $144,344,000 and up to $1 billion 0.17% on Fund's average net assets greater than $1 billion	$307,517.15

Information about the Adviser

Mercantile is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Mercantile's principal offices are located at Two Hopkins Plaza, Baltimore, Maryland 21201. Mercantile is a wholly-owned subsidiary of Mercantile-Safe Deposit and Trust Company ("MSD&T"), which, in turn, is wholly-owned by PNC. It is currently contemplated that Mercantile's direct parent company, MSD&T, subject to regulatory approval, will be merged with and into PNC Bank, National Association ("PNC Bank") and Mercantile subsequently will be wholly-owned by PNC Bank. As of August 31, 2007, Mercantile managed over $4 billion of investment company assets.

The following table sets forth the name, position and principal occupation of the chief executive officer and each Director of Mercantile as of August 31, 2007. Each individual's address is Two Hopkins Plaza, Baltimore, Maryland 21201.

Name	Position with Mercantile	Principal Occupation
Kevin A. McCreadie	Director, President and Chairman	Chief Investment Officer of MSD&T Investment and Wealth Management Division and Chief Investment Officer of PNC Wealth Management

J. Marshall Reid	Director	President and Chief Operating Officer of MSD&T and Regional President of Greater Baltimore, PNC Bank

David L. Meyer	Director, Senior Vice President and Chief Operating Officer	Director, Chief Operating Officer of MSD&T Investment and Wealth Management Division and Deputy Chief Operating Officer of PNC Wealth Management

The following table sets forth the officers and directors of Mercantile who also serve as officers of the Funds as of August 31, 2007. Officers and directors of Mercantile who also serve as officers of the Funds do not receive compensation from the Funds for their services as officer of the Funds.

Name	Position with the Funds	Position with Mercantile
Kevin A. McCreadie	President	Director, President and Chairman

David L. Meyer	Vice President and Treasurer	Director, Chief Operating Officer and Senior Vice President

Jennifer E. Vollmer	Secretary	Vice President and Secretary

Savonne L. Ferguson	Assistant Secretary	Assistant Vice President

Decatur H. Miller, a Director of the Funds, serves as co-trustee of a trust of which an affiliate of Mercantile is also a co-trustee. Any transactions by Directors involving securities of Mercantile or its parents since the beginning of the Funds' fiscal year ended May 31, 2007 did not exceed 1% of the outstanding securities of any class of such securities.

There were no brokerage commissions paid by the Funds to affiliated brokers of Mercantile for the Funds' fiscal year ended May 31, 2007.

Summary of the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement

A copy of the New Sub-Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary; however, all material terms of the New Sub-Advisory Agreement have been included in this summary. You should refer to Exhibit A for the New Sub-Advisory Agreement, and the description set forth in this Proxy Statement of the New Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit A.

There are no material differences between the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement with the exception of the execution, commencement, and expiration dates. The Prior Sub-Advisory Agreement was dated July 19, 2007 and was originally between the Adviser and Boyd Watterson. The Board of Directors, including a majority of the independent directors, last approved the Prior Sub-Advisory Agreement on May 18, 2007.

Sub-Advisory Services. Both the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement provide that Boyd Watterson will furnish certain investment advisory services to the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds, subject to supervision of the Board of Directors and in accordance with each Fund's investment objectives, policies, and restrictions as stated in each Fund's Prospectus and resolutions of the Board of Directors.

Management Fees. Both the New Sub-Advisory Agreement and Prior Sub-Advisory Agreement provide that the Adviser will pay Boyd Watterson the same fee with respect to each Fund based on each Fund's average daily net assets.

Brokerage Policies. Both the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement authorize Boyd Watterson to select brokers and dealers for any purchase or sale of assets of the Funds and directs Boyd Watterson to use its best efforts to obtain the best available price and most favorable execution. Boyd Watterson may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the research, or other services provided by the broker to Boyd Watterson.

Duration and Termination. Both the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement provide that it shall continue in effect for two years from the respective effective date, and thereafter for successive periods of one year, subject to annual approval by the Board of Directors or Fund shareholders. Both the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement may be terminated on sixty (60) days prior written notice, by Mercantile Funds, Inc. (by vote of Mercantile Funds, Inc.'s Board of Directors or by vote of a majority of the outstanding voting securities of a Fund), by Boyd Watterson or by the Adviser without the payment of any penalty.

Payment of Expenses. Both the New Sub-Advisory Agreement and the Prior Advisory Agreement provide that Boyd Watterson will pay all expenses incurred by it in connection with its activities under the Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Funds.

Books and Records. Both the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement provide that pursuant to applicable law, Boyd Watterson shall keep the Funds' books and records required to be maintained by or on behalf of, the Funds with respect to any services rendered.

Other Provisions. Both the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement provide that Boyd Watterson shall not be liable, in the absence of willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties, or a breach of fiduciary duty with respect to the receipt of compensation for services, to the Adviser nor any of its directors, officers, shareholders, agents or employees for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services or for any loss suffered by each Fund or any shareholder of a Fund in connection with the purchase, holding, redemption or sale of any security on behalf of each Fund. In addition, under the New Sub-Advisory Agreement and the Prior Sub-Advisory Agreement, services furnished by Boyd Watterson are not to be deemed exclusive, and Boyd Watterson is free to solicit and furnish similar services to others so long as its services to the Funds are not thereby impaired.

Board Approval and Recommendation

In reaching its decision to approve the New Sub-Advisory Agreement, the Directors, including all of the independent directors, met at their regular meeting held on August 17, 2007 with senior executives of the Adviser and Boyd Watterson. In the course of their review, the Directors, with the assistance of independent counsel, considered their legal responsibilities with regard to all factors deemed to be relevant to each Fund, including, but not limited to the following: (a) the quality of services provided to the Funds since Boyd Watterson first became sub-adviser to the Funds; (b) the performance of the Funds since Boyd Watterson first became Sub-Adviser to the Funds; (c) the fact that the Proposed Transaction is not expected to affect the manner in which the Funds are advised; (d) the fact that the current portfolio managers will continue to be involved in the management of the Funds; (e) the compensation payable to Boyd Watterson under the New Sub-Advisory Agreement would be at the same rate as the compensation under the Prior Sub-Advisory Agreement; (f) the terms of the New Sub-Advisory Agreement would be unchanged from the Prior Sub-Advisory Agreement except for different effective and termination dates; (g) Boyd Watterson's overall investment performance record; and (h) other factors deemed relevant.

The Directors also evaluated the New Sub-Advisory Agreement in light of information they had requested and received from the Adviser and Boyd Watterson prior to the meeting. The Directors reviewed these materials with management of the Adviser and Boyd Watterson, legal counsel to the Funds and independent legal counsel to the Directors. The Directors also discussed the proposed approval with counsels in an executive session, at which no representatives of Mercantile or PNC were present. The Directors considered whether such approval would be in the best interests of each Fund and its shareholders, focusing primarily on the nature and quality of the services provided by Boyd Watterson and the overall fairness of the New Sub-Advisory Agreement. In their deliberations, the Directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Director attributed different weights to the various factors.

With respect to the nature, extent and quality of advisory services provided by Boyd Watterson under the New Sub-Advisory Agreement, the Directors took into account that there will be no material changes (including any changes to the fee structure or expense caps of the Funds) that will adversely impact the Adviser's and/or Boyd Watterson's ability to provide the same quality of services as were provided in the past, particularly given that Boyd Watterson operated as an independent subsidiary; the New Sub-Advisory Agreement is similar in all material respects to the Prior Sub-Advisory Agreement; management of Boyd Watterson would not change and the principals of Boyd Watterson would remain the same following the change in control; Boyd Watterson would be sufficiently capitalized following the Proposed Transaction to continue its operations, and its operations and systems (such as compliance and business continuity) will be able to function without reliance on PNC or Mercantile; there are no litigation, or regulatory, or administrative proceedings pending against Boyd Watterson or its principal executive officers alleging violations of securities or related laws, fraudulent conduct, breach of fiduciary duty, or similar violations; there are no pending regulatory inquiries by the SEC or other regulators involving Boyd Watterson; there are no compliance issues or material changes to compliance policies and procedures since the approval of the Prior Sub-Advisory Agreement; during the interim period, the advisory fees will be held in escrow pending approval of the New Sub-Advisory Agreement; there are no planned fee increases for the Funds over the next two years; the Funds would not bear any expenses related to the Proposed Transaction, including expenses related to the proxy statement, and any costs of indemnifying their officers, directors or agents with respect to the costs of any litigation or regulatory action arising in connection with the Proposed Transaction; and the independence of the Funds' registered public accounting firm would not be compromised by the Proposed Transaction.

The Board of Directors also considered the investment management style, experience and staffing of the portfolio management and investment research personnel of Boyd Watterson dedicated to performing services for the Funds. Boyd Watterson stated that the only notable change was the appointment of a new internal Chief Compliance Officer, a position that had been in place at Boyd Watterson since 2006. Boyd Watterson assured the Directors that there will be no other material changes to Boyd Watterson's financial condition, its operations or its systems.

In assessing the sub-advisory fees of each Fund, the Directors reviewed and considered the continuation of the same level of contractual sub-advisory fees for at least the next two years, in the context of the total advisory fee after the Adviser's voluntary waivers and the total expenses for the A, C and Institutional share classes of each Fund. They also considered that all fees payable to Boyd Watterson will be waived proportionally subject to any fee management waivers that the Adviser has voluntarily made in order to keep the annual fees and expenses for each Fund at a certain level. The Directors did not consider an estimated level of profits to Boyd Watterson under the new Sub-Advisory Agreement, although the Directors considered that the sub-advisory fee rate was negotiated at arm's length between the Adviser and Boyd Watterson, that Boyd Watterson would be paid by the Adviser, and that the sub-advisory fee rate included breakpoints.

Based on all of the foregoing, the Directors of the Funds recommend that shareholders of each Fund vote FOR the approval of the New Sub-Advisory Agreement.

ADDITIONAL INFORMATION

Voting Information

Record Date. Only shareholders of record at the close of business on August 20, 2007 (the "Record Date") will be entitled to vote at the Meeting and at any adjournment thereof. The issued and outstanding Shares of each Fund as of the Record Date are listed in Appendix 1.

Quorum. In order to constitute a quorum for the transaction of business, with respect to each Fund, the holders of at least a majority of all of Shares upon which the Fund's shareholders are entitled to cast votes at the Meeting must be present either in person or by proxy. For purposes of determining the presence of a quorum, abstentions will be counted as present.

In the event that the necessary quorum to transact business is not present at a Meeting with respect to one or more Funds, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, but the vote required to approve any proposal is not obtained, the persons named as proxies, or their substitutes, may vote for one or more adjournment of the meeting to permit further solicitation of proxies; and will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST the proposal against any such adjournment.

Broker "non-votes" (that is, properly executed proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present at the Meeting but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

Required Vote. Approval of the Proposal, with respect to each applicable Fund, requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of a Fund present at a Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

Abstentions will have the effect of a "no" vote on each of the Proposals. Broker non-votes will have the effect of a "no" vote for each of the Proposals if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding Shares of a Fund. Broker non-votes will not constitute "yes" or "no" votes for any of the Proposals, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of a Fund present at a Meeting. Shareholders of each Fund will vote separately with respect to the Proposal.

Voting Proxies. D.F. King & Co., Inc. ("King") has been engaged to assist in the solicitation of proxies for the Funds. Shareholders may authorize King to execute proxies by telephonic or electronically transmitted instructions. As the Meeting date approaches, shareholders of each Fund may receive a telephone call from a representative of King if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Funds believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the King representative is required to ask for each shareholder's full name, address and the last four digits of the shareholder's social security number or tax identification number. In addition, the King representative will confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the King representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the Shares. If the information solicited agrees with the information provided to King, then the King representative will explain the proxy voting process, read the Proposals listed on the proxy card and ask for the shareholder's voting instructions on each Proposal. Although the King representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. King will record the shareholder's instructions on the card. Within 72 hours, a letter or mailgram will be sent to the shareholder to confirm his or her vote and instruct the shareholder to call King immediately if his or her voting instructions are not correctly reflected in the confirmation.

Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on the proxy card. After inputting this number, shareholders will be prompted to provide their voting instructions on each Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. In addition to confirming their voting instructions prior to submission, shareholders who vote via the Internet will, upon request, receive an e-mail confirming their instructions.

If a shareholder wishes to attend the Meeting, the shareholder may still submit the proxy card originally sent with this Proxy Statement. Should shareholders require additional information regarding the proxy or a replacement proxy card, they may call toll-free 800-714-3305. Any proxy given by a shareholder is revocable until voted at the Meeting.

Any shareholder of a Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Mercantile Capital Advisors, Inc., at the address for the Funds shown at the beginning of this Proxy Statement), or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the applicable Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR each Proposal referred to in the Proxy Statement.

The Board of Directors may, at any time, elect to withdraw a proposal from consideration at the Meeting. A decision to withdraw a proposal may arise if, because of changed circumstances, the proposal is either no longer necessary or appropriate. Should the Board elect to withdraw a proposal, the proposal will not be presented at the Meeting, and any proxies received regarding that proposal will not be voted. If time permits, shareholders will be notified if any proposal affecting them or their Fund is withdrawn.

Other Shareholder Information. Mercantile's parent company, MSD&T, may be deemed to be the beneficial owner, for purposes of the federal securities laws, because MSD&T possesses sole or shared voting power for Shares of the Funds. MSD&T does not, however, have any economic interest in such Shares, which are held solely for the benefit of its customers. MSD&T has advised the Funds that it intends to vote the Shares in the Funds over which it has retained voting power in a manner that is consistent with its fiduciary responsibilities. To the knowledge of the Funds, the amount of beneficial ownership MSD&T held as of the Record Date was as follows:

Fund – Institutional Class	Number of Shares	Percentage Owned
Limited Maturity Bond Fund	7,780,542	64.7%
Total Return Bond Fund	13,700,137	87.2%

To the Funds' knowledge, at the Record Date no other person possessed sole or shared voting or investment power with respect to 5% or more of any of the outstanding interests of the Funds.

Principal Underwriter

Mercantile Investment Services, Inc. serves as the principal underwriter to the Funds and has principal offices located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110.

Shareholder Proposals for Subsequent Meetings

The Funds do not hold annual shareholders meetings except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Funds' Secretary at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

The Board of Directors is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of each Fund.

Dated: September 13, 2007

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

INDEX OF EXHIBITS AND APPENDICES

EXHIBIT A:  FORM OF NEW SUB-ADVISORY AGREEMENT

APPENDIX 1:  FUND SHARES OUTSTANDING

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Exhibit A

Sub-Advisory Agreement

AGREEMENT made this day of , 2007, between Mercantile Capital Advisors, Inc. (the "Adviser"), an investment adviser having its principal place of business in Baltimore, Maryland, and Boyd Watterson Asset Management, LLC (the "Sub-Adviser"), an investment adviser having its principal place of business in Cleveland, Ohio.

WHEREAS, the Adviser serves as investment adviser to the investment portfolios of the Mercantile Funds, Inc. (the "Company"), a Maryland corporation having its principal place of business in Baltimore, Maryland, and is registered open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services to certain investment portfolios of the Company and may retain the Sub-Adviser to serve in such capacity with respect to certain additional investment portfolios of the Company, all as now or hereafter may be identified in Schedule A hereto (individually referred to herein as a "Fund" and collectively referred to herein as the "Funds") and the Sub-Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws and regulations;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.  Appointment. The Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Funds as permitted by the Adviser's Advisory Agreement with the Company pertaining to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

2.  Sub-Advisory Services. Subject to the supervision of the Company's Board of Directors, the Sub-Adviser will assist the Adviser in providing a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Funds and will manage each Fund's overall cash position. The Sub-Adviser will provide the services under this Agreement in accordance with each Fund's investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Company's Board of Directors.

3.  Brokerage. The Sub-Adviser shall select brokers and dealers for any purchase or sale of assets of the Accounts and is hereby directed to obtain for the Accounts in such transactions "best price and best execution." Consistent with the foregoing and to the extent permitted by the 1940 Act, the Sub-Adviser may, in the allocation of portfolio brokerage business and the payment of brokerage commissions, consider the brokerage and research services furnished the Sub-Adviser by brokers and dealers, in accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended. In no instance will portfolio securities be purchased from or sold to an affiliated person of the Adviser, the Sub-Adviser, or any affiliated person of the Company, the Adviser or the Sub-Adviser, except to the extent permitted by the 1940 Act and the Securities and Exchange Commission (the "SEC").

4.  Covenants by Sub-Adviser. The Sub-Adviser agrees that with respect to the services provided to the Company that it:

(a)  will use the same skill and care in providing such services as it uses in providing services to its other accounts for which it has investment responsibilities and will act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

(b)  will conform with all applicable rules and regulations of the SEC under the 1940 Act and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Sub-Adviser;

(c)  will be responsible for taking action with respect to any proxies, notices, reports and other communications relating to any of the Fund's portfolio securities;

(d)  will maintain all books and records with respect to the securities transactions of the Funds, will furnish the Adviser and Company's Board of Directors with such periodic and special reports as the Board may reasonably request with respect to the Funds, and will provide in advance to the Adviser all reports to the Company's Board of Directors for examination and review within a reasonable time prior to the Company's Board meetings;

(e)  will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and the Funds and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company; and

(f)  will attend regular business and investment-related meetings with the Company's Board of Directors and the Adviser if requested to do so by the Company and/or the Adviser.

5.  Sub-Adviser's Representations. The Sub-Adviser hereby represents and warrants that it (i) is duly registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended; and (ii) that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations.

6.  Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), and under the 1940 Act as filed with the SEC and all amendments thereto; and the most recent Prospectus and Statement of Additional Information of each of the Funds (such Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus"). The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

7.  Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Funds are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

8.  Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Sub-Adviser will be entitled to a fee, computed daily and payable quarterly, from the Adviser, calculated at the annual rate described in Schedule A attached hereto.

9.  Expenses. The Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Funds.

10.  Limitation of Liability. In the absence of (a) willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Sub-Adviser of its obligations and duties hereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Sub-Adviser shall not be subject to any liability whatsoever to the Company, or to any shareholder of the Funds for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Funds.

11.  Duration and Termination.

(a)  This Agreement will become effective with respect to each Fund listed on Schedule A as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the SEC), and will continue for an initial two-year term and will continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Company.

(b)  This Agreement may be terminated at any time without the payment of any penalty, on sixty (60) days prior written notice, by the Company (by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Fund), by the Sub-Adviser or by the Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.)

12.  Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed to the:

Sub-Adviser:
1801 East Ninth Street
Suite 1400
Cleveland OH 44114

Adviser:
Attn: Compliance Department
Two Hopkins Plaza
Baltimore MD 21201

Mercantile Funds, Inc.:
Mercantile Capital Advisors, Inc.
Attn: Funds Administration
Two Hopkins Plaza
Baltimore MD 21201

13.  Services Not Exclusive. The investment management services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to solicit and furnish similar services to others so long as its services under this Agreement are not impaired thereby.

14.  Amendment of this Agreement. No amendment of this Agreement for which approval by the outstanding voting securities of each Fund is required under the 1940 Act shall be effective until approved by the vote of a majority of the outstanding voting securities of the Funds.

15.  Governing Law. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the State of Maryland.

16.  Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

17.  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

MERCANTILE CAPITAL ADVISORS, INC.

By:

Name:

Title:

BOYD WATTERSON ASSET MANAGEMENT, LLC

By:

Name:

Title:

Schedule A

Sub-Advisory Agreement
between Mercantile Capital Advisors, Inc.
and
Boyd Watterson Asset Management LLC

Name of Fund	Compensation
Limited Maturity Bond Fund	On average net assets up to $140,403,000	0.20%
	On average net assets greater than $140,403,000 and up to $1 billion	0.30%
	On net assets greater than $1 billion	0.17%
Total Return Bond Fund	On average net assets up to $144,344,000	0.20%
	On average net assets greater than $144,344,000 and up to $1 billion	0.30%
	On average net assets greater than $1 billion	0.17%

All fees payable to Boyd Watterson Asset Management, LLC shall be waived proportionally subject to any fee management waivers that Mercantile Capital Advisors, Inc. has voluntarily made in order to keep the annual fees and expenses for each Fund at a certain level.

Appendix 1

Fund Shares Outstanding
As of August 20, 2007

Fund	Number of Shares
Limited Maturity Bond Fund: Class A	343,743
Limited Maturity Bond Fund: Class C	60,632
Limited Maturity Bond Fund: Institutional Class	11,686,754
Total Return Bond Fund: Class A	91,184
Total Return Bond Fund: Class C	21,968
Total Return Bond Fund: Institutional Class	15,649,604

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232	EVERY SHAREHOLDER’S VOTE IS IMPORTANT
*** 3 EASY WAYS TO VOTE YOUR PROXIES ***

Consolidated Proxy Card

The top half of this form is your Consolidated Proxy Card. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of this form.

CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL:	Return the signed proxy card in the enclosed envelope

SPECIAL MEETING OF SHAREHOLDERS ON

October 12, 2007

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MERCANTILE FUNDS, Inc.

The undersigned hereby appoints Jennifer E. Vollmer, as proxy (“Proxy”), with full power to appoint a substitute, and hereby authorizes her to represent and to vote, as designated below, all of the interests in Limited Maturity Bond Fund and Total Return Bond Fund, each a series of Mercantile Funds, Inc. (the “Funds”) held of record by the undersigned on August 20, 2007 at the Special Meeting (the “Meeting”) of Shareholders of the Funds to be held on October 12, 2007, at 10:00 a.m., Eastern time, at the offices of Mercantile Capital Advisors, Inc., the Funds’ Adviser, 2nd Floor, Two Hopkins Plaza, Baltimore, Maryland 21201 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Funds covered hereby. I acknowledge receipt of the Notice of the Special Meeting of Shareholders and the Proxy Statement dated September 13, 2007.

PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE, IF YOU DO NOT WISH TO VOTE BY INTERNET OR BY PHONE.

Dated

Signature(s) of Participant(s)	(Please sign in the Box)

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

INDIVIDUAL BALLOTS

IF YOU HAVE VOTED THE CONSOLIDATED PROXY CARD ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS ON THE REVERSE SIDE AND ANY ACCOMPANYING PAGES.

On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your funds. If you wish to vote for each of the funds separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

Note: If you elect to vote each fund separately, do not return the Consolidated Proxy Card above.

SIGN BELOW ONLY IF YOU ARE VOTING EACH FUND SEPARATELY.

Dated

Signature(s) of Participant(s)	(Please sign in the Box)

Please date and sign exactly as your name appears hereon. If shares are registered in more than one name, all participants should sign this voting instruction; but if one participant signs, this signature binds the other participant(s). When signing as an attorney, executor, administrator, agent, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

MERCANTILE

Please fill in box (es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]
THE PROXY FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND WHO RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.
Consolidated Proxy Card

The voting instruction will be voted as marked. IF NOT MARKED, THIS VOTING INSTRUCTION WILL BE VOTED “FOR” THE PROPOSALS

FOR	AGAINST	ABSTAIN
ALL	ALL	FOR ALL
FUNDS	FUNDS	FUNDS

Proposal 1:

For shareholders of Limited Maturity Bond Fund and Total Return Bond Fund only, to approve a new sub-advisory agreement for each Fund between Mercantile Capital Advisors, Inc. and Boyd Watterson Asset Management, LLC

[ ]	[ ]	[ ]

INSTRUCTION: You may vote separately on these proposals for each of your Funds. If you wish to do so, then please vote using the individual ballots for each Fund below. NOTE: If you have used the consolidated ballot above, do not vote the individual ballots below.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

DETACH CONSOLIDATED PROXY CARD AT PERFORATION BELOW

MERCANTILE

INDIVIDUAL BALLOTS

Limited Maturity Bond Fund	Total Return Bond Fund

FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN

1.	To approve a new sub-advisory agreement for each Fund between Mercantile Capital Advisors, Inc. and Boyd Watterson Asset Management, LLC.	[ ]	[ ]	[ ]	1.	To approve a new sub-advisory agreement for each Fund between Mercantile Capital Advisors, Inc. and Boyd Watterson Asset Management, LLC.	[ ]	[ ]	[ ]

MERCANTILE